TAX STATUS	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Tax Status [Line Items]
TAX STATUS	TAX STATUS
The Internal Revenue Service ("IRS") has determined and informed the Company by a letter dated March 22, 2016, that the Plan and related trust are designed in accordance with applicable requirements of the Internal Revenue Code ("IRC"). The Plan has been amended since receiving the determination letter. However, the plan administrator believes that the Plan is currently designed and being operated in compliance with the applicable requirements of the IRC.
GAAP requires plan management to evaluate tax positions taken by the Plan and recognize a tax liability if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress. As of December 31, 2025 and 2024, no liabilities were recognized for uncertain tax positions.